Exhibit 99.2

Travelers Property Casualty Corp. Financial Supplement — First Quarter 2003

Travelers Property Casualty Corp. Financial Highlights (in millions, except per share data)

Travelers Property Casualty Corp. is one of the largest property and casualty insurance companies in the United States. The company provides a wide range of commercial and personal property and casualty insurance products and services to businesses, associations and individuals.

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Net income (loss)	$102.1	$332.0	$332.3	$(793.4)	$340.0
Net income (loss) per share (basic and diluted)	$0.13	$0.33	$0.33	$(0.79)	$0.34
Operating income (loss)	$326.6	$356.8	$360.1	$(925.3)	$338.5
Realized investment gains (losses)	18.9	(24.0)	(27.8)	131.9	1.5
Restructuring charge	(0.8)	(0.8)	—	—	—
Cumulative effect of change in accounting principle (1)	(242.6)	—	—	—	—

Net income (loss)	$102.1	$332.0	$332.3	$(793.4)	$340.0

Total assets, at period end	$57,946.0	$59,385.6	$59,698.4	$64,137.5	$65,384.0
Total equity, at period end	$9,631.6	$10,264.1	$11,160.3	$10,137.3	$10,560.7
Book value per share, at period end	$9.63	$10.26	$11.12	$10.10	$10.50
Book value per share, excluding FAS 115, at period end	$9.56	$9.89	$10.21	$9.38	$9.63
Return on equity	12.9%	14.3%	13.4%	(35.0)%	13.1%
Return on equity, excluding FAS 115	13.1%	14.7%	14.3%	(37.9)%	14.2%
Weighted average number of common shares outstanding (basic)	794.7	1,000.0	1,000.0	1,000.4	1,002.5
Weighted average number of common shares outstanding and common stock equivalents (diluted)	794.7	1,000.0	1,002.0	1,000.4	1,007.6
Common shares outstanding at period end	1,000.0	1,000.0	1,003.3	1,003.9	1,006.2
Common stock dividends declared (2)	$5,252.5	$—	$—	$—	$60.5

(1)	Resulting from a change in accounting for goodwill and other intangible assets in 1Q02.

(2)	1Q02 dividends were primarily paid in the form of notes, which were substantially prepaid from the $4.1 billion of net proceeds from the March 2002 initial public offering and the issuance of $892.5 million of convertible notes.

Travelers Property Casualty Corp. Consolidated Statement of Income (Loss) (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Revenues
Premiums	$2,584.6	$2,756.7	$2,875.3	$2,938.7	$2,978.6
Net investment income	487.8	464.8	440.7	487.2	455.9
Fee income	102.7	108.8	118.6	124.8	136.3
Realized investment gains (losses)	28.8	(36.0)	(51.3)	205.2	6.5
Recoveries from former affiliate (1)	—	—	159.3	360.7	—
Other revenues	28.8	25.5	21.3	36.7	25.7

Total revenues	3,232.7	3,319.8	3,563.9	4,153.3	3,603.0

Claims and expenses
Claims and claim adjustment expenses (1)	1,986.1	2,094.3	2,370.0	4,688.1	2,287.9
Amortization of deferred acquisition costs	426.4	446.1	462.3	475.4	462.7
Interest expense	35.8	39.8	40.4	40.8	51.7
General and administrative expenses	330.1	304.4	351.6	437.9	393.4

Total claims and expenses	2,778.4	2,884.6	3,224.3	5,642.2	3,195.7

Income (loss) before federal income taxes (benefit), minority interest and cumulative effect of change in accounting principle (1)	454.3	435.2	339.6	(1,488.9)	407.3
Federal income taxes (benefit) (1)	109.6	103.2	6.0	(695.3)	89.8
Minority interest, net of tax	—	—	1.3	(0.2)	(22.5)

Income (loss) before cumulative effect of change in accounting principle	344.7	332.0	332.3	(793.4)	340.0
Cumulative effect of change in accounting for goodwill and other intangible assets, net of tax	(242.6)	—	—	—	—

Net income (loss)	$102.1	$332.0	$332.3	$(793.4)	$340.0

Other statistics:
Effective tax rate on net investment income	26.0%	25.5%	24.7%	25.5%	24.6%
Net investment income (after-tax)	$361.1	$346.4	$331.9	$363.1	$343.8
Catastrophe losses, net of reinsurance (pre-tax)	$16.0	$22.0	$17.0	$29.1	$67.3
Asbestos and environmental losses (pre-tax)	$63.7	$65.0	$316.4	$2,650.0	$—

(1)	Recoveries from former affiliate represents the recoveries received under the Citigroup indemnification agreement. Claims and claim adjustment expenses include an increase of $245.0 million and $555.0 million, income (loss) before federal income taxes (benefit), minority interest and cumulative effect of change in accounting principle include a reduction of $85.7 million and $194.3 million and federal income taxes (benefit) include a reduction of $85.7 million and $194.3 million related to asbestos incurrals subject to the Citigroup indemnification agreement in 3Q02 and 4Q02, respectively. This also resulted in a reduction of the effective tax rate of 16.4% and 8.5% for 3Q02 and 4Q02, respectively.

Travelers Property Casualty Corp. Consolidated After-Tax Net Income (Loss) by Major Component and GAAP Combined Ratio (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Underwriting gain, before catastrophes and prior year reserve development	$45.6	$93.8	$103.8	$73.9	$151.4
Catastrophes	(10.4)	(14.3)	(11.1)	(18.9)	(43.7)
Prior year reserve development:
Asbestos (1)	(32.5)	(33.3)	(31.7)	(1,296.8)	—
All other	(25.8)	(21.5)	(11.0)	(34.5)	(106.2)
Accretion of discount	(7.2)	(7.2)	(7.2)	(7.3)	(13.5)

Underwriting gain (loss)	(30.3)	17.5	42.8	(1,283.6)	(12.0)
Net investment income	361.1	346.4	331.9	363.1	343.8
Other, including interest expense and minority interest	(4.2)	(7.1)	(14.6)	(4.8)	6.7

Operating income (loss)	326.6	356.8	360.1	(925.3)	338.5
Realized investment gains (losses)	18.9	(24.0)	(27.8)	131.9	1.5
Restructuring charge	(0.8)	(0.8)	—	—	—
Cumulative effect of change in accounting principle	(242.6)	—	—	—	—

Net income (loss)	$102.1	$332.0	$332.3	$(793.4)	$340.0

GAAP combined ratio, before catastrophes and prior year reserve development
Loss and LAE ratio	70.1%	69.8%	68.5%	67.2%	66.2%
Underwriting expense ratio	27.3%	25.3%	26.1%	28.8%	26.0%

	97.4%	95.1%	94.6%	96.0%	92.2%
Catastrophes	0.6%	0.8%	0.6%	1.0%	2.3%
Prior year reserve development:
Asbestos	2.0%	1.9%	1.7%	67.9%	—
All other	1.5%	1.2%	0.6%	1.8%	5.5%
Accretion of discount	0.4%	0.4%	0.4%	0.4%	0.7%
GAAP combined ratio	101.9%	99.4%	97.9%	167.1%	100.7%

(1)	Net of benefit of $159.3 million and $360.7 million in 3Q02 and 4Q02, respectively, related to asbestos incurrals subject to the Citigroup indemnification agreement.

Travelers Property Casualty Corp. Consolidated Operating Income (Loss) (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Revenues
Premiums	$2,584.6	$2,756.7	$2,875.3	$2,938.7	$2,978.6
Net investment income	487.8	464.8	440.7	487.2	455.9
Fee income	102.7	108.8	118.6	124.8	136.3
Recoveries from former affiliate (1)	—	—	159.3	360.7	—
Other revenues	28.8	25.5	21.3	36.7	25.7

Total revenues	3,203.9	3,355.8	3,615.2	3,948.1	3,596.5

Claims and expenses
Claims and claim adjustment expenses (1)	1,986.1	2,094.3	2,370.0	4,688.1	2,287.9
Amortization of deferred acquisition costs	426.4	446.1	462.3	475.4	462.7
Interest expense	35.8	39.8	40.4	40.8	51.7
General and administrative expenses	328.9	303.2	351.6	437.9	393.4

Total claims and expenses	2,777.2	2,883.4	3,224.3	5,642.2	3,195.7

Operating income (loss) before federal income taxes (benefit) and minority interest (1)	426.7	472.4	390.9	(1,694.1)	400.8
Federal income taxes (benefit) (1)	100.1	115.6	29.6	(767.1)	87.5
Minority interest, net of tax	—	—	1.2	(1.7)	(25.2)

Operating income (loss)	$326.6	$356.8	$360.1	$(925.3)	$338.5

(1)	Recoveries from former affiliate represents the recoveries received under the Citigroup indemnification agreement. Claims and claim adjustment expenses include an increase of $245.0 million and $555.0 million, operating income (loss) before federal income taxes (benefit) and minority interest include a reduction of $85.7 million and $194.3 million and federal income taxes (benefit) include a reduction of $85.7 million and $194.3 million related to asbestos incurrals subject to the Citigroup indemnification agreement in 3Q02 and 4Q02, respectively. This also resulted in a reduction of the effective tax rate of 14.2% and 7.5% for 3Q02 and 4Q02, respectively.

Travelers Property Casualty Corp. Property Casualty Operations — Selected Statistics (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Statutory underwriting
Net written premiums	$2,725.1	$3,095.5	$3,057.6	$3,066.3	$3,166.5
Net earned premiums	$2,584.6	$2,756.7	$2,875.3	$2,938.7	$2,978.6
Losses and loss adjustment expenses	1,935.5	2,053.9	2,329.4	4,600.5	2,233.7
Other underwriting expenses	722.2	760.9	772.7	817.9	772.3

Statutory underwriting loss	(73.1)	(58.1)	(226.8)	(2,479.7)	(27.4)
Policyholder dividends	7.4	(1.7)	4.0	4.6	4.4

Statutory underwriting loss after policyholder dividends	$(80.5)	$(56.4)	$(230.8)	$(2,484.3)	$(31.8)

Adjusted statutory underwriting gain (loss) after policyholder dividends (1)	$(80.5)	$(56.4)	$14.2	$(1,929.3)	$(31.8)

Statutory combined ratio (2)
Loss and loss adjustment expense ratio	74.9%	74.5%	81.0%	156.5%	75.0%
Other underwriting expense ratio	26.5%	24.6%	25.3%	26.7%	24.4%

Combined ratio	101.4%	99.1%	106.3%	183.2%	99.4%

Adjusted combined ratio (1)	101.4%	99.1%	97.8%	164.3%	99.4%

GAAP combined ratio (1,2,3)
Loss and loss adjustment expense ratio	74.6%	74.1%	71.8%	138.3%	74.7%
Other underwriting expense ratio	27.3%	25.3%	26.1%	28.8%	26.0%

Combined ratio	101.9%	99.4%	97.9%	167.1%	100.7%

Impact on combined ratio
Catastrophes	0.6%	0.8%	0.6%	1.0%	2.3%
Prior year reserve development:
Asbestos:
Not subject to Citigroup indemnification agreement	2.0%	1.9%	1.7%	67.9%	—
Subject to Citigroup indemnification agreement(1)	—	—	8.5%	18.9%	—
Environmental	0.5%	0.5%	0.8%	3.4%	—
All other (4)	1.0%	0.7%	(0.2)%	(1.6)%	5.5%
Accretion of discount	0.4%	0.4%	0.4%	0.4%	0.7%
Other statutory statistics
Reserves for losses and loss adjustment expenses	$20,193.0	$20,306.8	$20,719.6	$23,280.2	$23,478.9
Increase (decrease) in reserves	$(21.5)	$113.8	$412.8	$2,560.6	$198.7
Statutory surplus	$7,692.9	$7,645.2	$7,386.8	$7,286.6	$7,841.1
Net written premiums/surplus(5)	1.37:1	1.44:1	1.55:1	1.64:1	1.58:1

(1)	The adjusted statutory underwriting gain (loss) after policyholder dividends, the statutory adjusted combined ratio and the GAAP combined ratio exclude the losses recovered under the Citigroup indemnification agreement. Accordingly, the prior year reserve development subject to the Citigroup indemnification agreement impact on combined ratio relates only to the unadjusted statutory combined ratio.

(2)	Before policyholder dividends.

(3)	For purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses. Fee income allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses was $51.6 million and $51.1 million in 1Q02, $52.0 million and $56.8 million in 2Q02, $57.9 million and $60.7 million in 3Q02, $65.5 million and $59.3 million in 4Q02 and $59.1 million and $77.2 million in 1Q03, respectively.

(4)	Commencing 1Q03, all other includes cumulative injury other than asbestos (CIOTA). Previously, CIOTA was included with environmental and CIOTA. Prior periods have been restated to conform to this new presentation.

(5)	Based on 12 month rolling net written premiums.

Travelers Property Casualty Corp. Property Casualty Operations — Written and Earned Premiums (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Written premiums
Direct	$3,176.2	$3,315.6	$3,519.4	$3,457.1	$3,632.9
Assumed	124.5	189.6	175.0	117.8	108.9
Ceded	(575.6)	(409.7)	(636.8)	(508.6)	(575.3)

Net	$2,725.1	$3,095.5	$3,057.6	$3,066.3	$3,166.5

Earned premiums
Direct	$2,920.8	$3,078.5	$3,223.1	$3,302.7	$3,403.0
Assumed	150.1	183.3	179.4	158.6	124.4
Ceded	(486.3)	(505.1)	(527.2)	(522.6)	(548.8)

Net	$2,584.6	$2,756.7	$2,875.3	$2,938.7	$2,978.6

Travelers Property Casualty Corp. Commercial Lines Operating Income (Loss) (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Revenues
Premiums	$1,554.6	$1,688.4	$1,757.8	$1,800.4	$1,840.3
Net investment income	382.4	369.7	357.8	385.4	365.7
Fee income	102.7	108.8	118.6	124.8	136.3
Recoveries from former affiliate (1)	—	—	159.3	360.7	—
Other revenues	7.7	6.2	1.6	16.6	3.3

Total revenues	2,047.4	2,173.1	2,395.1	2,687.9	2,345.6

Claims and expenses
Claims and claim adjustment expenses (1)	1,200.2	1,276.2	1,563.3	3,892.4	1,487.2
Amortization of deferred acquisition costs	251.3	265.8	274.6	281.1	278.3
Interest expense	0.6	0.6	1.1	1.2	1.3
General and administrative expenses	233.3	218.4	254.4	324.9	286.9

Total claims and expenses	1,685.4	1,761.0	2,093.4	4,499.6	2,053.7

Operating income (loss) before federal income taxes (benefit) and minority interest (1)	362.0	412.1	301.7	(1,811.7)	291.9
Federal income taxes (benefit) (1)	84.4	101.6	5.8	(801.4)	56.2
Minority interest, net of tax	—	—	1.2	(1.7)	(25.2)

Operating income (loss)	$277.6	$310.5	$294.7	$(1,008.6)	$260.9

(1)	Recoveries from former affiliate represents the recoveries received under the Citigroup indemnification agreement. Claims and claim adjustment expenses include an increase of $245.0 million and $555.0 million, operating income (loss) before federal income taxes (benefit) and minority interest include a reduction of $85.7 million and $194.3 million and federal income taxes (benefit) include a reduction of $85.7 million and $194.3 million related to asbestos incurrals subject to the Citigroup indemnification agreement in 3Q02 and 4Q02, respectively. This also resulted in a reduction of the effective tax rate of 18.5% and 6.9% for 3Q02 and 4Q02, respectively.

Travelers Property Casualty Corp. Commercial Lines After-Tax Net Income (Loss) by Major Component and GAAP Combined Ratio (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Underwriting gain, before catastrophes and prior year reserve development	$49.3	$88.5	$72.7	$55.0	$116.3
Catastrophes	—	—	—	—	(19.5)
Prior year reserve development:
Asbestos (1)	(32.5)	(33.3)	(31.7)	(1,296.8)	—
All other	(22.5)	(18.9)	(9.0)	(61.8)	(128.9)
Accretion of discount	(7.2)	(7.2)	(7.2)	(7.3)	(13.5)

Underwriting gain (loss)	(12.9)	29.1	24.8	(1,310.9)	(45.6)
Net investment income	285.4	277.5	270.7	289.7	278.5
Other, including minority interest	5.1	3.9	(0.8)	12.6	28.0

Operating income (loss)	277.6	310.5	294.7	(1,008.6)	260.9
Realized investment gains (losses)	26.5	6.2	(22.5)	112.0	6.7
Cumulative effect of change in accounting principle	(242.6)	—	—	—	—

Net income (loss)	$61.5	$316.7	$272.2	$(896.6)	$267.6

GAAP combined ratio, before catastrophes and prior year reserve development
Loss and LAE ratio	67.2%	67.2%	67.3%	64.8%	63.9%
Underwriting expense ratio	27.9%	25.3%	26.6%	30.4%	26.5%

	95.1%	92.5%	93.9%	95.2%	90.4%
Catastrophes	—	—	—	—	1.6%
Prior year reserve development:
Asbestos	3.2%	3.0%	2.8%	110.8%	—
All other	2.3%	1.7%	0.8%	5.3%	10.8%
Accretion of discount	0.7%	0.7%	0.6%	0.6%	1.1%

GAAP combined ratio	101.3%	97.9%	98.1%	211.9%	103.9%

(1)	Net of benefit of $159.3 million and $360.7 million in 3Q02 and 4Q02, respectively, related to asbestos incurrals subject to the Citigroup indemnification agreement.

Travelers Property Casualty Corp. Commercial Lines — Selected Statistics (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Operating income (loss)	$277.6	$310.5	$294.7	$(1,008.6)	$260.9

Statutory underwriting
Net written premiums	$1,687.7	$1,921.5	$1,839.6	$1,920.7	$2,016.5
Net earned premiums	$1,554.6	$1,688.4	$1,757.8	$1,800.4	$1,840.3
Losses and loss adjustment expenses	1,149.8	1,235.5	1,522.8	3,804.8	1,433.0
Other underwriting expenses	460.6	482.0	476.8	526.6	492.0

Statutory underwriting loss	(55.8)	(29.1)	(241.8)	(2,531.0)	(84.7)
Policyholder dividends	7.4	(1.7)	4.0	4.6	4.4

Statutory underwriting loss after policyholder dividends	$(63.2)	$(27.4)	$(245.8)	$(2,535.6)	$(89.1)

Adjusted statutory underwriting loss after policyholder dividends (1)	$(63.2)	$(27.4)	$(0.8)	$(1,980.6)	$(89.1)

Statutory combined ratio (2)
Loss and loss adjustment expense ratio	74.0%	73.2%	86.6%	211.3%	77.9%
Other underwriting expense ratio	27.3%	25.1%	25.9%	27.4%	24.4%

Combined ratio	101.3%	98.3%	112.5%	238.7%	102.3%

Adjusted combined ratio (1)	101.3%	98.3%	98.6%	207.9%	102.3%

GAAP combined ratio (1,2,3)
Loss and loss adjustment expense ratio	73.4%	72.6%	71.5%	181.5%	77.4%
Other underwriting expense ratio	27.9%	25.3%	26.6%	30.4%	26.5%

Combined ratio	101.3%	97.9%	98.1%	211.9%	103.9%

Impact on combined ratio
Catastrophes	—	—	—	—	1.6%
Prior year reserve development:
Asbestos:
Not subject to Citigroup indemnification agreement	3.2%	3.0%	2.8%	110.8%	—
Subject to Citigroup indemnification agreement (1)	—	—	13.9%	30.8%	—
Environmental	0.9%	0.8%	1.3%	5.6%	—
All other (4)	1.4%	0.9%	(0.5)%	(0.3)%	10.8%
Accretion of discount	0.7%	0.7%	0.6%	0.6%	1.1%
Other statistics
Effective tax rate on net investment income	25.4%	24.9%	24.3%	24.8%	23.8%
Net investment income (after-tax)	$285.4	$277.5	$270.7	$289.7	$278.5
Catastrophe losses, net of reinsurance (pre-tax)	$—	$—	$—	$—	$30.0
Asbestos and environmental losses (pre-tax)	$63.7	$65.0	$316.4	$2,650.0	$—

(1)	The adjusted statutory underwriting loss after policyholder dividends, the statutory adjusted combined ratio and the GAAP combined ratio exclude the losses recovered under the Citigroup indemnification agreement. Accordingly, the prior year reserve development subject to the Citigroup indemnification agreement impact on combined ratio relates only to the unadjusted statutory combined ratio.

(2)	Before policyholder dividends.

(3)	For purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses. Fee income allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses was $51.6 million and $51.1 million in 1Q02, $52.0 million and $56.8 million in 2Q02, $57.9 million and $60.7 million in 3Q02, $65.5 million and $59.3 million in 4Q02 and $59.1 million and $77.2 million in 1Q03, respectively.

(4)	Commencing 1Q03, all other includes cumulative injury other than asbestos (CIOTA). Previously, CIOTA was included with environmental and CIOTA. Prior periods have been restated to conform to this new presentation.

Travelers Property Casualty Corp. Commercial Lines — Net Written Premiums by Market and Product Line (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Net written premiums by market
Core:
National Accounts	$96.8	$196.8	$218.6	$222.4	$226.9
Commercial Accounts	859.3	912.1	888.3	896.4	949.4
Select Accounts	455.0	472.9	453.6	488.0	509.3

Total Core	1,411.1	1,581.8	1,560.5	1,606.8	1,685.6

Specialty:
Bond	131.6	159.5	175.4	163.4	163.0
Gulf	145.0	180.2	103.7	150.5	167.9

Total Specialty	276.6	339.7	279.1	313.9	330.9

Total net written premiums	$1,687.7	$1,921.5	$1,839.6	$1,920.7	$2,016.5

Net written premiums by product line
Commercial multi-peril	$514.6	$527.4	$503.8	$568.1	$617.2
Workers’ compensation	272.6	254.7	280.8	326.9	358.3
Commercial automobile	308.6	422.4	360.6	363.1	353.7
Property	241.1	319.5	260.4	267.8	284.0
Fidelity and surety	117.4	136.3	151.4	136.8	123.9
General liability	233.4	261.2	282.6	258.0	279.4

Total net written premiums	$1,687.7	$1,921.5	$1,839.6	$1,920.7	$2,016.5

Travelers Property Casualty Corp. Commercial Lines — Selected Production Statistics (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

National Accounts
Net written premiums	$96.8	$196.8	$218.6	$222.4	$226.9
Claim volume under administration	$871.3	$595.3	$549.8	$639.7	$1,097.3
Written fees	$138.3	$117.7	$108.1	$118.3	$182.2
Commercial Accounts
Net written premiums (1)	$675.8	$612.6	$680.1	$762.8	$815.1
New business premiums (1,2)	$187.3	$168.2	$176.5	$193.4	$201.3
Retention (1,2,3)	75%	74%	75%	78%	80%
Renewal price change (1,2,4)	24%	24%	25%	17%	17%
Net written premiums from acquisitions (5)	$183.5	$299.5	$208.2	$133.6	$134.3
Select Accounts
Net written premiums	$455.0	$472.9	$453.6	$488.0	$509.3
New business premiums (2)	$66.8	$72.5	$75.3	$90.7	$94.7
Retention (2,3)	79%	79%	80%	82%	84%
Renewal price change (2,4)	17%	18%	18%	17%	13%
Bond
Gross written premiums	$178.1	$183.5	$204.9	$204.6	$209.2
Net written premiums	$131.6	$159.5	$175.4	$163.4	$163.0
Gulf
Gross written premiums	$309.3	$338.7	$327.6	$335.4	$367.8
Net written premiums	$145.0	$180.2	$103.7	$150.5	$167.9

(1)	Excludes Northland and Associates acquired in 4Q01.

(2)	The current quarter statistics are subject to change due to further development.

(3)	Retention represents the estimated percentage of premium available for renewal which renewed in the current period.

(4)	Renewal price change represents the estimated average change in premium on policies that renew, including rate and exposure changes, vs. the average premium on those same policies for their prior term.

(5)	Represents Northland and Associates acquired in 4Q01.

Travelers Property Casualty Corp. Personal Lines Operating Income (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Revenues
Premiums	$1,030.0	$1,068.3	$1,117.5	$1,138.3	$1,138.3
Net investment income	104.3	95.3	83.4	101.7	89.4
Other revenues	21.1	19.2	19.6	20.2	21.6

Total revenues	1,155.4	1,182.8	1,220.5	1,260.2	1,249.3

Claims and expenses
Claims and claim adjustment expenses	785.9	818.1	806.7	795.7	800.7
Amortization of deferred acquisition costs	175.1	180.3	187.7	194.3	184.4
General and administrative expenses	95.7	87.5	95.8	106.1	101.5

Total claims and expenses	1,056.7	1,085.9	1,090.2	1,096.1	1,086.6

Operating income before federal income taxes	98.7	96.9	130.3	164.1	162.7
Federal income taxes	27.5	26.9	38.3	50.4	50.2

Operating income	$71.2	$70.0	$92.0	$113.7	$112.5

Travelers Property Casualty Corp. Personal Lines After-Tax Net Income by Major Component and GAAP Combined Ratio (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Underwriting gain (loss), before catastrophes and prior year reserve development	$(3.7)	$5.3	$31.1	$18.9	$35.1
Catastrophes	(10.4)	(14.3)	(11.1)	(18.9)	(24.2)
Prior year reserve development	(3.3)	(2.6)	(2.0)	27.3	22.7

Underwriting gain (loss)	(17.4)	(11.6)	18.0	27.3	33.6
Net investment income	75.0	69.0	61.5	73.3	64.8
Other	13.6	12.6	12.5	13.1	14.1

Operating income	71.2	70.0	92.0	113.7	112.5
Realized investment gains (losses)	(7.8)	(29.5)	(11.0)	19.8	(5.2)
Restructuring charge	(0.8)	(0.8)	—	—	—

Net income	$62.6	$39.7	$81.0	$133.5	$107.3

GAAP combined ratio, before catastrophes and prior year reserve development
Loss and LAE ratio	74.2%	74.1%	70.4%	71.0%	70.1%
Underwriting expense ratio	26.4%	25.2%	25.4%	26.4%	25.1%

	100.6%	99.3%	95.8%	97.4%	95.2%
Catastrophes	1.6%	2.1%	1.5%	2.6%	3.3%
Prior year reserve development	0.5%	0.4%	0.3%	(3.7)%	(3.1)%

GAAP combined ratio	102.7%	101.8%	97.6%	96.3%	95.4%

Travelers Property Casualty Corp. Personal Lines — Selected Statistics (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Operating income	$71.2	$70.0	$92.0	$113.7	$112.5

Statutory underwriting
Net written premiums by product line
Auto	$687.1	$714.6	$741.8	$699.4	$736.6
Homeowners and other	350.3	459.4	476.2	446.2	413.4

Total net written premiums	$1,037.4	$1,174.0	$1,218.0	$1,145.6	$1,150.0

Net written premiums by distribution channel
Independent agents	$850.7	$961.4	$995.8	$927.7	$945.0
Additional distribution (1)	150.3	173.0	184.5	176.8	167.3
Other (1)	36.4	39.6	37.7	41.1	37.7

Total net written premiums	$1,037.4	$1,174.0	$1,218.0	$1,145.6	$1,150.0

Net earned premiums	$1,030.0	$1,068.3	$1,117.5	$1,138.3	$1,138.3
Losses and loss adjustment expenses	785.7	818.4	806.6	795.7	800.7
Other underwriting expenses	261.6	278.9	295.9	291.3	280.3

Statutory underwriting gain (loss)	$(17.3)	$(29.0)	$15.0	$51.3	$57.3

Statutory combined ratio
Loss and loss adjustment expense ratio	76.3%	76.6%	72.2%	69.9%	70.3%
Other underwriting expense ratio	25.2%	23.8%	24.3%	25.4%	24.4%

Combined ratio	101.5%	100.4%	96.5%	95.3%	94.7%

GAAP combined ratio
Loss and loss adjustment expense ratio	76.3%	76.6%	72.2%	69.9%	70.3%
Other underwriting expense ratio	26.4%	25.2%	25.4%	26.4%	25.1%

Combined ratio	102.7%	101.8%	97.6%	96.3%	95.4%

Impact on combined ratio
Catastrophes	1.6%	2.1%	1.5%	2.6%	3.3%
Prior year reserve development	0.5%	0.4%	0.3%	(3.7)%	(3.1)%
Other statistics
Effective tax rate on net investment income	28.2%	27.6%	26.3%	27.9%	27.5%
Net investment income (after-tax)	$75.0	$69.0	$61.5	$73.3	$64.8
Catastrophe losses, net of reinsurance (pre-tax)	$16.0	$22.0	$17.0	$29.1	$37.3

(1)	Commencing in 1Q03, net written premiums by distribution channel were reclassified. Prior periods have been restated to conform to this new presentation.

Travelers Property Casualty Corp. Personal Lines — Selected Statistics — Auto (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Statutory underwriting
Net written premiums by distribution channel
Independent agents	$587.1	$610.0	$634.2	$589.9	$629.9
Additional distribution (1)	67.6	68.9	73.5	72.0	72.8
Other (1)	32.4	35.7	34.1	37.5	33.9

Total net written premiums	$687.1	$714.6	$741.8	$699.4	$736.6

Net earned premiums	$650.8	$674.6	$701.4	$710.2	$706.2
Losses and loss adjustment expenses	530.9	546.1	528.4	506.6	525.2
Other underwriting expenses	159.8	161.5	172.1	170.3	169.7

Statutory underwriting gain (loss)	$(39.9)	$(33.0)	$0.9	$33.3	$11.3

Statutory combined ratio
Loss and loss adjustment expense ratio	81.6%	81.0%	75.3%	71.3%	74.4%
Other underwriting expense ratio	23.3%	22.6%	23.2%	24.6%	23.0%

Combined ratio	104.9%	103.6%	98.5%	95.9%	97.4%

GAAP underwriting gain (loss)	$(41.1)	$(31.1)	$3.4	$25.2	$11.2
GAAP combined ratio
Loss and loss adjustment expense ratio	81.6%	81.0%	75.3%	71.3%	74.4%
Other underwriting expense ratio	24.7%	23.7%	24.2%	25.1%	24.0%

Combined ratio	106.3%	104.7%	99.5%	96.4%	98.4%

Catastrophe losses, net of reinsurance (pre-tax)	$—	$—	$—	$—	$—

(1)	Commencing in 1Q03, net written premiums by distribution channel were reclassified. Prior periods have been restated to conform to this new presentation.

Travelers Property Casualty Corp. Personal Lines — Selected Statistics — Homeowners and Other (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Statutory underwriting
Net written premiums by distribution channel
Independent agents	$263.6	$351.4	$361.6	$337.8	$315.1
Additional distribution (1)	82.7	104.1	111.0	104.8	94.5
Other (1)	4.0	3.9	3.6	3.6	3.8

Total net written premiums	$350.3	$459.4	$476.2	$446.2	$413.4

Net earned premiums	$379.2	$393.7	$416.1	$428.1	$432.1
Losses and loss adjustment expenses	254.8	272.3	278.2	289.1	275.5
Other underwriting expenses	101.8	117.4	123.8	121.0	110.6

Statutory underwriting gain	$22.6	$4.0	$14.1	$18.0	$46.0

Statutory combined ratio
Loss and loss adjustment expense ratio	67.2%	69.2%	66.9%	67.5%	63.8%
Other underwriting expense ratio	29.1%	25.6%	26.0%	27.1%	26.8%

Combined ratio	96.3%	94.8%	92.9%	94.6%	90.6%

GAAP underwriting gain	$14.6	$13.2	$24.0	$17.1	$40.6
GAAP combined ratio
Loss and loss adjustment expense ratio	67.2%	69.2%	66.9%	67.5%	63.8%
Other underwriting expense ratio	29.0%	27.5%	27.4%	28.5%	26.8%

Combined ratio	96.2%	96.7%	94.3%	96.0%	90.6%

Catastrophe losses, net of reinsurance (pre-tax)	$16.0	$22.0	$17.0	$29.1	$37.3

(1)	Commencing in 1Q03, net written premiums by distribution channel were reclassified. Prior periods have been restated to conform to this new presentation.

Travelers Property Casualty Corp. Personal Lines — Selected Production Statistics (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Auto
Net written premiums	$687.1	$714.6	$741.8	$699.4	$736.6
Policies in force (PIF) (in thousands)	1,959	1,976	1,985	1,988	1,995
New business PIF (in thousands)	148	147	140	130	128
Retention (1,2,3)	80%	80%	80%	81%	81%
Renewal price change (1,3,4)	7%	8%	8%	8%	7%
Homeowners and other
Net written premiums	$350.3	$459.4	$476.2	$446.2	$413.4
Policies in force (PIF) (in thousands)	3,479	3,479	3,485	3,496	3,518
New business PIF (in thousands)	115	146	162	152	144
Retention (2,3)	80%	80%	80%	81%	81%
Renewal price change (3,4)	12%	16%	15%	15%	13%

(1)	Represents standard voluntary automobile business, which represents approximately 92% and 94% of total auto policies in force at March 31, 2002 and 2003, respectively.

(2)	Retention represents the estimated percentage of policies from the prior year period renewed in the current period.

(3)	The current quarter statistics are subject to change due to further development.

(4)	Renewal price change represents the estimated average change in premium on policies that renew, including rate and exposure changes, vs. the average premium on those same policies for their prior term.

Travelers Property Casualty Corp. Interest Expense and Other Operating Loss (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Revenues
Net investment income	$1.1	$(0.2)	$(0.5)	$0.1	$0.8
Other revenues	—	0.1	0.1	(0.1)	0.8

Total revenues	1.1	(0.1)	(0.4)	—	1.6

Claims and expenses
Interest expense	35.2	39.2	39.3	39.6	50.4
General and administrative expenses	(0.1)	(2.7)	1.4	6.9	5.0

Total claims and expenses	35.1	36.5	40.7	46.5	55.4

Operating loss before federal income tax benefit	(34.0)	(36.6)	(41.1)	(46.5)	(53.8)
Federal income tax benefit	(11.8)	(12.9)	(14.5)	(16.1)	(18.9)

Operating loss	$(22.2)	$(23.7)	$(26.6)	$(30.4)	$(34.9)

Travelers Property Casualty Corp. Consolidated Balance Sheet (in millions, except shares and per share data)

	March 31,	December 31,
	2003	2002

Assets
Fixed maturities, available for sale at fair value (including $3,050.0 and $580.5 subject to securities lending agreements) (amortized cost $29,041.6 and $28,877.8)	$30,351.8	$30,003.2
Equity securities, at fair value (cost $798.4 and $861.9)	810.9	851.5
Mortgage loans	260.0	257.9
Real estate held for sale	12.5	12.5
Short-term securities	5,548.1	4,853.6
Trading securities, at fair value	42.5	40.7
Other investments	2,335.2	2,405.8

Total investments	39,361.0	38,425.2

Cash	150.1	92.2
Investment income accrued	357.2	339.3
Premium balances receivable	3,948.6	3,861.4
Reinsurance recoverables	10,953.7	10,977.5
Deferred acquisition costs	890.7	873.0
Deferred federal income taxes	919.7	1,447.1
Contractholder receivables	2,576.2	2,544.1
Goodwill	2,411.5	2,411.5
Receivables for investment sales	847.3	138.7
Other assets	2,968.0	3,027.5

Total assets	$65,384.0	$64,137.5

	March 31,	December 31,
	2003	2002

Liabilities
Claims and claim adjustment expense reserves	$33,801.0	$33,736.0
Unearned premium reserves	6,675.5	6,459.9
Contractholder payables	2,576.2	2,544.1
Short-term debt	474.1	—
Notes payable to former affiliates	—	700.0
Long-term debt	1,758.8	926.2
Convertible junior subordinated notes payable	868.0	867.8
Convertible notes payable	49.6	49.7
Payables for investment purchases	1,354.7	3,737.9
Securities lending payable	2,813.5	597.9
Other liabilities	3,551.9	3,480.7

Total liabilities	53,923.3	53,100.2

TIGHI — obligated mandatorily redeemable securities of subsidiary trusts holding solely junior subordinated debt securities of TIGHI (1)	900.0	900.0
Shareholders’ equity
Common Stock:
Class A, $.01 par value, 1.5 billion shares authorized, 507.2 million and 504.2 million issued and outstanding at March 31, 2003 and December 31, 2002, respectively	5.1	5.0
Class B, $.01 par value, 1.5 billion shares authorized, 500.0 million issued and outstanding	5.0	5.0
Additional paid-in capital	8,657.9	8,618.4
Retained earnings	1,159.0	880.5
Accumulated other changes in equity from nonowner sources	799.0	656.6
Treasury stock, at cost (shares 986,146 and 338,068)	(15.2)	(4.9)
Unearned compensation	(50.1)	(23.3)

Total shareholders’ equity	10,560.7	10,137.3

Total liabilities and shareholders’ equity	$65,384.0	$64,137.5

(1)	Trust preferred securities were redeemed on April 9, 2003.

Travelers Property Casualty Corp. Investment Portfolio (at carrying value, in millions)

	March 31,	Pre-tax Book	December 31,	Pre-tax Book
	2003	Yield	2002	Yield

Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$16,463.1	6.45%	$16,748.7	6.59%
Tax-exempt fixed maturities	13,888.7	4.66	13,254.5	4.72
Non-redeemable preferred stocks	757.3	6.91	801.4	6.96
Common stocks	53.6	N/A	50.1	N/A
Mortgage loans	260.0	9.91	257.9	9.92
Real estate held for sale	12.5	12.89	12.5	3.67
Short-term securities	5,548.1	1.27	4,853.6	1.44
Trading securities	42.5	N/A	40.7	N/A
Other investments (1)	2,335.2	N/A	2,405.8	N/A

Total investments	$39,361.0	5.20%	$38,425.2	5.23%

Net unrealized gain on investment securities, net of tax and minority interest, included in shareholders’ equity	$868.8		$731.6

(1)	Other investments include certain private equity securities along with partnership investments and real estate joint ventures accounted for on the equity method of accounting.

Travelers Property Casualty Corp. Investment Portfolio — Fixed Maturities Data (at carrying value, in millions)

	March 31,	December 31,
	2003	2002

Fixed maturities
Mortgage-backed securities — principally obligations of U.S. Government agencies	$8,601.9	$8,940.5
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	1,062.1	1,096.8
Corporates (including redeemable preferreds)	6,469.7	6,403.5
Obligations of states and political subdivisions	13,909.6	13,286.0
Debt securities issued by foreign governments	308.5	276.4

Subtotal	30,351.8	30,003.2
Trading securities	28.4	28.1

Total fixed maturities	$30,380.2	$30,031.3

Fixed Maturities
Quality Characteristics (1)

	March 31, 2003

	Amount	% of Total

Quality Ratings
Aaa	$17,959.8	59.2%
Aa	5,269.3	17.4
A	2,208.6	7.3
Baa	2,861.6	9.3

Total investment grade	28,299.3	93.2

Ba	966.7	3.2
B	689.5	2.3
Caa and lower	396.3	1.3

Total below investment grade	2,052.5	6.8

Total fixed maturities, excluding trading securities	$30,351.8	100.0%

Trading securities	$28.4

Average weighted quality	AA2,AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases (2)	4.3

(1)	Rated using external rating agencies, or by Travelers Property Casualty Corp.’s internal analysts when a public rating does not exist. Below investment grade assets refer to securities rated “Ba1” or below.

(2)	Commencing 1Q03, the computation of average duration has been changed to reflect the impact of both tax-exempt investments and the net impact of securities lending activities and unsettled sales and purchase activity. At December 31, 2002, the comparable average duration utilizing this methodology would have been 5.0.

Travelers Property Casualty Corp. Net Investment Income (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Gross investment income
Fixed maturities	$409.9	$400.5	$411.5	$407.9	$390.7
Short-term securities	13.1	11.0	14.2	19.2	36.9
Mortgage loans	6.9	6.9	6.7	6.3	6.2
Other, including trading	66.7	60.9	20.7	74.8	35.5

	496.6	479.3	453.1	508.2	469.3
Investment expenses	8.8	14.5	12.4	21.0	13.4

Net investment income, pre-tax	487.8	464.8	440.7	487.2	455.9
Federal income taxes	126.7	118.4	108.8	124.1	112.1

Net investment income, after-tax	$361.1	$346.4	$331.9	$363.1	$343.8

Effective tax rate	26.0%	25.5%	24.7%	25.5%	24.6%

Average invested assets(1)	$31,582.9	$31,791.7	$32,449.3	$33,271.8	$34,372.6

Average yield pre-tax	6.2%	5.9%	5.5%	5.9%	5.3%
Average yield after-tax	4.6%	4.4%	4.1%	4.4%	4.0%

(1)	Reduced by securities lending and adjusted for the impact of unrealized gains and losses, receivables for investment sales and payables on investment purchases.

Travelers Property Casualty Corp. Realized and Unrealized Investment Gains (Losses) (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Realized investment gains (losses)
Fixed maturities	$31.2	$(21.3)	$(54.5)	$212.1	$26.9
Equity securities	(1.3)	(6.6)	0.6	3.2	3.3
Other	(1.1)	(8.1)	2.6	(10.1)	(23.7)

Realized investment gains (losses)	$28.8	$(36.0)	$(51.3)	$205.2	$6.5

Gross gains on sale	$126.9	$144.9	$33.6	$298.4	$93.5
Gross losses on sale	(35.9)	(54.2)	(50.2)	(32.7)	(28.8)
Impairments	(62.2)	(126.7)	(34.7)	(60.5)	(58.2)

Realized investment gains (losses)	$28.8	$(36.0)	$(51.3)	$205.2	$6.5

Change in unrealized investment gains (losses)
Fixed maturities	$(246.1)	$433.8	$820.6	$(272.7)	$184.8
Equity securities	(15.2)	13.1	4.8	(16.7)	22.9

	(261.3)	446.9	825.4	(289.4)	207.7
Related taxes	(91.4)	156.4	288.9	(104.5)	72.7
Change in minority interest, net of tax	—	—	—	3.2	2.2

Change in unrealized gains (losses) on investment securities	(169.9)	290.5	536.5	(181.7)	137.2

Balance, beginning of period	256.2	86.3	376.8	913.3	731.6

Balance, end of period	$86.3	$376.8	$913.3	$731.6	$868.8

Travelers Property Casualty Corp. Reinsurance Recoverables (in millions)

	March 31,	December 31,
	2003	2002

Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)	$6,727.6	$6,729.8
Allowance for uncollectible reinsurance	(333.0)	(329.1)

Net reinsurance recoverables	6,394.6	6,400.7
Mandatory pools and associations	2,101.9	2,094.9
Structured settlements	2,457.2	2,481.9

Total reinsurance recoverables	$10,953.7	$10,977.5

(1)	Reduced for known insolvencies.

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims. The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves. Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is recorded on the basis of periodic evaluations of balances due, reinsurer solvency, the Company’s experience and current economic conditions. Of the total net recoverables due from reinsurers at December 31, 2002, $5.4 billion or 85% were rated by A.M. Best and Company. Of the total rated by A.M. Best and Company, 94% were rated A- or better. The remaining 15% net recoverables from reinsurers comprise the following: 5% relates to Equitas, 4% relates to voluntary pools that the Company participates in, 3% relates to captive insurance companies and 3% were other companies not rated by A.M. Best and Company. In addition, $765.6 million of these net recoverables were collateralized by letters of credit, funds held and trust agreements at December 31, 2002.

The Company’s top five reinsurers, except Lloyd’s of London, including Equitas, by reinsurance recoverable at December 31, 2002 were as follows:

	Reinsurance
Reinsurer	Recoverable	A.M. Best Rating of Reinsurer

American Re-Insurance Company	$865.2	A+ second highest of 16 ratings
General Reinsurance Corporation	625.4	A++ highest of 16 ratings
Employers Reinsurance Corporation	338.4	A+ second highest of 16 ratings
Swiss Reinsurance America Corporation	287.5	A++ highest of 16 ratings
Transatlantic Reinsurance Company	235.8	A++ highest of 16 ratings

Our insurance subsidiaries are required to participate in various involuntary assigned risk pools, principally involving workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market. The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state. In the event that a member of that pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

Structured settlements are annuities purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion. The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so we reflect the amount as a liability and as a recoverable for GAAP purposes. Life insurers with current A.M. Best ratings of A or better represented 92% of the balance at December 31, 2002.

Travelers Property Casualty Corp. Statutory Reserves for Losses and Loss Adjustment Expense (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Commercial Lines
Beginning of period	$17,488.6	$17,409.5	$17,426.3	$17,797.4	$20,321.7
Incurred*	1,149.8	1,235.5	1,522.8	3,804.8	1,433.0
Paids	(1,228.9)	(1,218.7)	(1,151.7)	(1,280.5)	(1,303.3)

End of period	$17,409.5	$17,426.3	$17,797.4	$20,321.7	$20,451.4

Personal Lines
Beginning of period	$2,725.9	$2,783.5	$2,880.5	$2,922.2	$2,958.5
Incurred*	785.7	818.4	806.6	795.7	800.7
Paids	(728.1)	(721.4)	(764.9)	(759.4)	(731.7)

End of period	$2,783.5	$2,880.5	$2,922.2	$2,958.5	$3,027.5

Total
Beginning of period	$20,214.5	$20,193.0	$20,306.8	$20,719.6	$23,280.2
Incurred*	1,935.5	2,053.9	2,329.4	4,600.5	2,233.7
Paids	(1,957.0)	(1,940.1)	(1,916.6)	(2,039.9)	(2,035.0)

End of period	$20,193.0	$20,306.8	$20,719.6	$23,280.2	$23,478.9

* Includes prior year reserve development:
Commercial Lines
Asbestos:
Not subject to Citigroup indemnification agreement	$50.0	$51.2	$48.8	$1,995.0	$—
Subject to Citigroup indemnification agreement	—	—	245.0	555.0	—
Environmental	13.7	13.8	22.6	100.0	—
All other (1)	20.9	15.3	(8.8)	(4.8)	198.4
Accretion of discount	11.1	11.1	11.1	11.2	20.7

Total Commercial Lines	95.7	91.4	318.7	2,656.4	219.1

Personal Lines	5.0	4.0	3.1	(42.0)	(35.0)

Total	$100.7	$95.4	$321.8	$2,614.4	$184.1

(1)	Commencing 1Q03, all other includes cumulative injury other than asbestos (CIOTA). Previously, CIOTA was included with environmental and CIOTA. Prior periods have been restated to conform to this new presentation.

Travelers Property Casualty Corp. Asbestos and Environmental Reserves (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Asbestos reserves
Beginning reserves:
Direct	$1,046.0	$1,004.0	$947.1	$1,188.3	$4,287.1
Ceded	(225.6)	(209.9)	(199.6)	(238.0)	(882.8)

Net	820.4	794.1	747.5	950.3	3,404.3
Incurred losses and loss expenses:
Not subject to Citigroup indemnification agreement:
Direct	49.8	51.2	96.3	2,662.9	—
Ceded	0.2	—	(47.5)	(667.9)	—
Subject to Citigroup indemnification agreement:
Direct	—	—	245.0	555.0	—
Accretion of discount:
Direct	—	—	—	—	7.6
Ceded	—	—	—	—	(0.1)
Losses paid:
Direct	91.8	108.1	100.1	119.1	211.6
Ceded	(15.5)	(10.3)	(9.1)	(23.1)	(21.9)

Ending reserves:
Direct	1,004.0	947.1	1,188.3	4,287.1	4,083.1
Ceded	(209.9)	(199.6)	(238.0)	(882.8)	(861.0)

Net	$794.1	$747.5	$950.3	$3,404.3	$3,222.1

Environmental reserves
Beginning reserves:
Direct	$478.8	$433.5	$417.5	$407.3	$447.8
Ceded	(82.8)	(69.3)	(66.1)	(65.3)	(62.3)

Net	396.0	364.2	351.4	342.0	385.5
Incurred losses and loss expenses:
Direct	14.0	13.5	22.1	104.3	—
Ceded	(0.3)	0.3	0.5	(4.3)	—
Losses paid:
Direct	59.3	29.5	32.3	63.8	10.4
Ceded	(13.8)	(2.9)	(0.3)	(7.3)	(8.4)

Ending reserves:
Direct	433.5	417.5	407.3	447.8	437.4
Ceded	(69.3)	(66.1)	(65.3)	(62.3)	(53.9)

Net	$364.2	$351.4	$342.0	$385.5	$383.5

Citigroup indemnification agreement
Beginning balance	$—	$800.0	$800.0	$555.0	$—
Incurred losses subject to Citigroup indemnification agreement	—	—	(245.0)	(555.0)	—

Ending balance	$800.0	$800.0	$555.0	$—	$—

Travelers Property Casualty Corp. Capitalization (in millions)

	March 31,	December 31,
	2003	2002

Debt

Short-term debt
Floating rate notes due 2/5/2004	$474.1	$—

Notes payable to former affiliates
3.60% Note due 11/7/2003, prepaid March 11, 2003	—	500.0
Floating rate loan under line of credit, repaid March 14, 2003	—	200.0

	—	700.0

Convertible notes
4.5% Convertible Junior Subordinated Notes due April 15, 2032	892.5	892.5
Debt issuance costs	24.5	24.7

	868.0	867.8
6.00% Notes due 12/31/2032	49.6	49.7

	917.6	917.5

Long-term debt
Floating rate note due 1/30/2004, prepaid February 5, 2003	—	550.0
6.75% Notes due 11/15/2006	150.0	150.0
3.75% Notes due 3/15/2008	400.0	—
7.81% Notes various due dates 9/16/2003 - 9/16/2011	27.0	27.0
5.00% Notes due dates 3/15/2013	500.0	—
7.75% Notes due 4/15/2026	200.0	200.0
6.375% Notes due 3/15/2033	500.0	—

Total long-term debt	1,777.0	927.0
Debt issuance costs	18.2	0.8

	1,758.8	926.2

Total debt	$3,150.5	$2,543.7

Trust preferred securities
8.08% trust preferred securities due April 30, 2036, redeemed April 9, 2003	$800.0	$800.0
8.00% trust preferred securities due May 15, 2036, redeemed April 9, 2003	100.0	100.0

	$900.0	$900.0

Minority interest	$62.0	$87.0

Common equity (1)	$9,693.4	$9,412.4

Total capital and debt (1)	$13,805.9	$12,943.1

Debt to capital (1)	22.8%	19.7%
Total debt (including trust preferred securities) to capital (1)	29.3%	26.6%

Proforma debt to capital adjusted for April 9, 2003 redemption of trust preferred securities (1)	24.4%

(1)	Excludes SFAS 115.

Travelers Property Casualty Corp. Statutory to GAAP Shareholders’ Equity Reconciliation (in millions)

	March 31,	December 31,

	2003	2002

Statutory Capital and Surplus	$7,841.1	$7,286.6

GAAP Adjustments

Noninsurance companies	(2,740.2)	(2,670.1)

Goodwill and intangible assets	2,544.8	2,550.0

Investments	1,518.6	1,405.7

Deferred acquisition costs	888.7	871.3

Furniture, equipment & software	152.9	150.5

Reinsurance recoverables	131.2	121.1

Employee benefits	118.4	98.7

Agents balances	49.3	62.1

Deferred federal income tax	29.1	205.2

Other	26.8	56.2

Total GAAP adjustments	2,719.6	2,850.7

GAAP Shareholders’ Equity	$10,560.7	$10,137.3

Travelers Property Casualty Corp. Statement of Cash Flows (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Cash flows from operating activities
Net Income (loss)	$102.1	$332.0	$332.3	$(793.4)	$340.0
Adjustments to reconcile net income to net cash provided by operating activities
Realized investment (gains) losses	(28.8)	36.0	51.3	(205.2)	(6.5)
Cumulative effect of change in accounting principle, net of tax	242.6	—	—	—	—
Depreciation and amortization	9.8	8.7	12.1	11.2	10.0
Deferred federal income taxes	(2.2)	(48.2)	(21.6)	(517.0)	453.6
Amortization of deferred policy acquisition costs	426.4	446.1	462.3	475.4	462.7
Premium balances receivable	(89.4)	(119.6)	(18.5)	23.1	(87.2)
Reinsurance recoverables	(87.5)	143.8	644.2	(630.7)	23.8
Deferred policy acquisition costs	(442.7)	(510.3)	(488.2)	(473.9)	(480.4)
Insurance reserves	290.3	184.3	79.0	3,238.8	280.6
Trading account activities	(28.5)	238.0	(91.6)	(2.3)	(1.8)
Other	(137.4)	143.4	121.0	(391.6)	(165.0)

Net cash provided by operating activities	254.7	854.2	1,082.3	734.4	829.8

Cash flows from investing activities
Proceeds from maturities of investments
Fixed maturities	768.0	622.6	622.6	1,000.1	915.3
Mortgage loans	2.1	11.0	1.0	7.5	3.8
Proceeds from sales of investments
Fixed maturities	3,142.5	3,762.3	2,173.0	5,621.2	5,246.8
Equity securities	27.7	48.4	32.8	18.3	66.9
Real estate held for sale	—	—	0.7	22.6	—
Purchase of investments
Fixed maturities	(3,552.4)	(5,388.0)	(4,048.2)	(7,872.8)	(6,322.1)
Equity securities	(46.9)	(31.8)	(14.0)	(6.9)	(2.9)
Mortgage loans	—	—	—	(5.2)	(4.9)
Real estate held for sale	—	(4.7)	3.5	—	—
Short-term securities, (purchases) sales, net	(295.0)	128.8	(113.9)	(1,775.2)	(694.5)
Other investments, net	337.2	333.4	(148.8)	(277.1)	115.7
Securities transactions in course of settlement	(131.9)	169.2	196.7	2,389.4	(646.5)

Net cash provided by (used in) investing activities	251.3	(348.8)	(1,294.6)	(878.1)	(1,322.4)

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Travelers Property Casualty Corp. Statement of Cash Flows (Continued) (in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Cash flows from financing activities
Issuance of convertible notes, net	867.0	—	50.3	—	—
Issuance of short-term debt	—	—	—	—	549.5
Payment of short-term debt	—	—	—	—	(75.0)
Issuance of long-term debt	—	—	—	549.4	1,381.9
Payment of long-term debt	—	—	(3.0)	—	(550.0)
Issuance of note payable to former affiliate	—	—	—	250.0	—
Payment of note payables to former affiliates	(5,149.0)	(150.0)	—	(1,050.0)	(700.0)
Initial public offering	4,089.5	—	—	—	—
Issuance of common stock — employee stock options	—	—	1.6	8.5	8.2
Treasury stock acquired	—	—	(1.1)	(2.6)	(2.3)
Receipts from former affiliates	157.5	—	—	—	—
Dividend to shareholders	—	—	—	—	(60.5)
Dividend to former affiliate	(157.5)	—	—	—	—
Payment of dividend of preferred stock on subsidiary	—	—	(0.9)	(1.3)	(1.3)
Purchase of real estate from former affiliate	(68.2)	—	—	—	—
Transfer of employee benefit obligations to former affiliates	(172.4)	—	—	—	—
Transfer of lease obligations to former affiliate	(87.8)	—	—	—	—
Minority investment in subsidiary	—	—	89.5	—	—
Other	—	—	(19.6)	—	—

Net cash provided by (used in) financing activities	(520.9)	(150.0)	116.8	(246.0)	550.5

Net increase (decrease) in cash	(14.9)	355.4	(95.5)	(389.7)	57.9
Cash at beginning of period	236.9	222.0	577.4	481.9	92.2

Cash at end of period	$222.0	$577.4	$481.9	$92.2	$150.1

Supplemental disclosure of cash flow information
Income taxes (received) paid	$(21.0)	$125.5	$(21.3)	$0.2	$36.8
Interest paid	$6.0	$34.5	$49.5	$50.6	$23.6